Exhibit 10.5

October 2012

EXHIBIT B

PRICING FOR PRODUCT LINE

New Product Amendment, effective [****]

Prices

[****]

A.	[****] Per Case
[****]     [****]

MODELO ESPECIAL (packaged in cans)

A.	[****] Per Case
[****]     [****]

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

October 2012

IN WITNESS WHEREOF, the parties have executed this New Product Amendment to Exhibit B to the January 2, 2007 Crown Imports LLC Importer Agreement to be effective on and after November 1, 2012.

EXTRADE II, S.A. DE C.V.                    CROWN IMPORTS LLC

By: /s/ José Parés Emilio Fullaondo                By: /s/ W. Hackett

Name: José Parés Emilio Fullaondo                Name: W. Hackett

Title: Vice President / Chief Sales and             Title: President
Marketing Officer